UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2017

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

___________________________

March 31, 2017

Table of Contents

Shareholder Letter	1
Boston Common International Fund
Management’s Discussion of Fund Performance	7
Country Allocation	9
Schedule of Investments	10
Boston Common U.S. Equity Fund
Management’s Discussion of Fund Performance	15
Sector Allocation	18
Schedule of Investments	19
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Expense Example	37
Additional Information	39

BOSTON COMMON FUNDS

Message from the Advisor
Dear Fellow Investors,

In the weeks following the U.S. election, markets around the world moved sharply in an initial response to the unexpected results.  U.S. equity markets rallied, led by banks and energy stocks.  Globally, basic materials, energy, financial, and low-quality stocks rose sharply amid widespread expectations of reduced environmental and banking regulation, trade barriers, potentially lower taxes, and future infrastructure spending.

Now, as the political transition evolves in the U.S., we should start to see the road map for policy changes and political horse-trading.  On some issues like long overdue infrastructure investments, we welcome the potential for consensus, resulting in decisive, timely action.  On other issues like trade, changes in corporate taxation, and international relations, we remain vigilant to assess the complex impacts of policy changes at home and responses abroad.

In the future, we may look back at 2016 as the year several longer-term trends turned in a new direction. Trade ceased to be the engine of global growth, Millennials overtook Baby Boomers as the largest cohort in the U.S. population, and global carbon levels surpassed 400 parts per million, to name just a few.  In addition, within the economic and financial space, inflation and interest rates may have bottomed in the U.S., leading to a new equilibrium in capital market pricing.

In 2017, just as in prior years, our commitment to planet and people remains firm, as does our resolve to be careful stewards of your capital.  We are gearing up to ask portfolio companies for transparency and accountability on priority areas, urging them to manage for the long term.  The following section highlights how you, as shareholders in one or both of the Boston Common Funds, participate alongside us as we work for positive social change and sustainable financial returns.

Thank you for your continued support of our work.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON FUNDS
Fund Shareowner Engagement

We are most effective in our shareowner engagement efforts when we leverage a variety of investor tools to support constructive dialogue. Here, we showcase some of our recent activities.

On Borrowed Time:  Banks & Climate Change

Boston Common Asset Management recently released “On Borrowed Time: Banks & Climate Change,” which finds the financial sector is progressing too slowly to address climate-related risks.  This conclusion is the outcome of our 2016 engagement with 45 global banks and is based on follow-up to our 2015 bank report’s recommendations and assessment of policy changes. The report includes some of the Boston Common Funds’ holdings:  Barclays, Fifth Third Bank, JPMorgan Chase, HSBC Holdings, Mitsubishi UFJ, Orix, PNC Financial, Standard Chartered, and Unicredit.

The current report focuses on 28 of the world’s largest banks, where we find the majority have made substantive changes, which include sector-specific policies for coal financing and increased climate adaption financing. There remains, however, a real gap in embedding climate risk management across the banking sector.

Most banks are still failing to grasp the opportunities presented by the shift to a low-carbon economy. While 70% of the banks reported they collect climate data of some description, most do not currently integrate the results into their business decisions. Less than half of the banks have set or disclosed goals for energy efficiency and renewable energy financing.

Global banks should demonstrate that they take climate risks seriously by linking executive compensation to climate-related goals and integrating the results of carbon footprinting and environmental stress tests into their decision-making process. Banks must also establish explicit targets to reduce their exposure to assets potentially stranded due to climate change and increase financing to renewable energy, energy efficiency and climate adaptation.

Update on Eco-Efficiency Initiative

Last October, Boston Common launched the public phase of its Eco-Efficiency engagement with Air Liquide, BMW, National Grid, Spectra Energy and Statoil. We sent letters to these 5 companies, co-signed by over 60 institutional investors globally, with over $1 trillion total in assets under management. Some initial findings:

•
Air Liquide is working to reduce energy used by its truck fleet to deliver products to customers. They are bullish on hydrogen fuel cell vehicles and will help to build “hydrogen highways” infrastructure in Europe and California.

BOSTON COMMON FUNDS

•
German auto manufacturer BMW said it has a goal for reducing resource use (energy, water, waste and solvents) per vehicle by 45% by 2020, and they are almost halfway there. BMW detailed how it is improving the Eco-Efficiency of its manufacturing, including its most efficient factory based in Mexico.

•	Statoil sold off its oil sands operations in Canada, following engagement by Norwegian investors, Boston Common, and others.
•	In our dialogue with National Grid they shared their findings that carbon efficient infrastructure construction projects also cost less to build.
Sustained Dialogue in Asia: A Ten-year Commitment

In November, we traveled to Japan to meet with six Japanese portfolio companies (Astellas Pharma, Kao, Mitsubishi UFJ [MUFG]), Orix, Panasonic and Shiseido on material Environmental Social and Governance and Corporate Social Responsibility (“ESG/CSR”) issues linked to each company’s core business model.  The companies we met with were receptive to our questions, which we shared in advance, included agenda items focused on Board Structure, CSR Management (Governance of Sustainability) and Women’s Empowerment. Since our last visit two years ago, our discussions have evolved to be more frank and detailed. Overall, we saw a marked change in the open and direct nature of the discussion and a willingness to showcase “corporate culture” around managing sustainability issues.  Each meeting included a discussion on how ESG/CSR issues are brought to and discussed at the board level.  Global Japanese companies are making clear progress advancing ESG/CSR issues, moving from a regional approach to a global approach.

In each meeting, we indicated areas where we thought the company’s individual sustainability practices were advanced versus their peers. We then focused primarily on material sustainability issues where we had identified gaps in performance or where a company could take a leadership position.  For example, we focused on chemical safety and responsible sourcing (Kao, Panasonic, and Shiseido) and access to medicine (Astellas Pharma).  We discussed our 2015 “Are Banks Prepared for Climate Change” impact report with financial companies MUFG and Orix and discussed how they are embedding the management of environmental and social risks, including climate change risk, within financing activities.  We also addressed MUFG’s due diligence procedures linked to human rights and stakeholder engagement for controversial projects such as the Dakota Access Pipeline (DAPL). We recommended that the company issue a public statement, as many of their peers have, regarding DAPL.

In our dialogues in Asia, we emphasize the “G” in ESG, as we believe that without good governance, it can be difficult for a company to competently

BOSTON COMMON FUNDS
manage other sustainability issues.  A recent report by Jefferies analyzing Japanese board structure, “Board Structure: Reality Versus Best Practice,” indicates that less than ten percent of TOPIX 500 Index companies have an acceptable board structure. Board governance is therefore a top priority for us regarding Japan. Positively, three of the companies we met, Astellas, MUFG, and ORIX, were among the top ten percent.  For more challenging issues, such as gender diversity on the board and in senior management roles, we have approached engagement through a regulatory focused framework.  Specifically, we used a 2015 law with the literal translation “Propelling Females Activity Law,” which requires companies with more than 300 employees to strive for having 30% female managers and 5 to 10% female directors by 2020.  This is an ambitious goal, given current levels in Japanese companies: average of 9.2% female managers and 2.8% female directors.  While there is no enforcement mechanism, this quota allows for frank discussions on a sensitive issue and pressures companies to “comply or explain.”

Overall, we saw the most advanced practices by our Japanese holdings in Eco-Efficiency efforts, moving our ongoing dialogue from operations to embedding efficiency throughout the lifecycle:  from product design to manufacturing to disposal.

Access to Nutrition Index (ATNI)

Under the international collaborative engagement Boston Common is leading for the 2016 Access to Nutrition Index (ATNI), we met with Mondele¯z and PepsiCo to discuss the progress they have made on improving their nutrition policies and practices.  PepsiCo has moved from taking a regional approach to establishing comprehensive global portfolio reformulation goals to reduce sugar, salt, and fats under their new 2025 goals.  We engaged Mondele¯z on how it is implementing its global product reformulation targets—a leading practice among peers—and its focus on fortification initiatives on priority countries.  Mondele¯z has begun to make some of its fortified products more affordable in those markets.

BOSTON COMMON INTERNATIONAL FUND

Economic Outlook & Portfolio Strategy

Incremental evidence continues to point to a stronger global economy. Europe is hitting multi-year highs in industrial activity. Japan’s labor market looks robust. Monetary policy in Europe and Japan is likely to remain supportive as deflationary pressures are in the early stages of retreat. Emerging Markets are showing solid domestic demand and stable credit conditions, though stark contrasts remain among countries.

The Fund is positioned for this expansion with more exposure than the market in cyclical areas, especially Technology and Consumer Discretionary. We balance that exposure with an underweight of commodities and Real Estate and equal weighting in the defensive sectors. We continue to focus the Fund’s investments in companies with more sustainable fundamentals, including leading environmental, social, and governance (ESG) characteristics.

In EUROPE last year, the economy as a whole grew faster than the US for the first time since 2008. Although the nearly 2% pace was relatively modest, there are pronounced signs of acceleration in business surveys, which typically signal future economic improvement. While Germany is still the regional stalwart, the economic strength is broad based; for the first time in a decade, all 19 members of the monetary union are projected to report positive growth in 2017, according to the European Commission’s recent economic forecast. Consumer confidence is also near a post-crisis high and unemployment in the Eurozone fell to 9.5% in February, the lowest reading in nearly seven years.

Since the United Kingdom voted to exit the European Union, its economic performance has exceeded most expectations. In our view, the complex and protracted Brexit negotiations could damage economic prospects. The Fund is underweight the UK but overweight the rest of Europe, as we have a favorable view of corporate profit growth and valuation.

The Fund maintains more exposure to the economically dynamic Scandinavian markets that also have advanced ESG integration. The Fund recently bought Danish biotechnology manufacturer Novo Nordisk, a global leader in diabetes therapies and an ESG leader, that was trading near a 20-year low in its price-to-earnings multiple. The Fund has relatively lighter positions in Italy and France as we foresee structural challenges and political uncertainty. Reflecting this outlook, the Fund sold Italian bank Unicredit and French retailer Casino Guichard.

JAPAN now has the lowest jobless rate among the largest 20 economies in the world as unemployment recently dropped to 2.8%, a more than 20-year low. With solid demand and a shrinking labor force, workers should be gaining bargaining power with their employers. However, average wage growth has been muted thus far, in part due to the increase in part-time workers, a phenomenon attributed to Japan’s aging workforce.

BOSTON COMMON INTERNATIONAL FUND

Given estimates that Japanese inflation will remain below 1.0% in 2017, the central bank will likely continue its extraordinary policy support. We expect the Yen to fall, reflecting Japan’s easy monetary and fiscal policies compared to other developed economies. In Japan, the Fund continues to focus on Consumer Discretionary, Industrials, and Healthcare companies that have sustainable growth drivers and should also benefit from an expected weaker Yen. We find companies in the domestically oriented segments of the market less attractive, therefore the Fund remains underweight Japan in aggregate.

World trade volume has accelerated to a seven-year high, which bodes well for export-oriented ASIA PACIFIC and EMERGING MARKET countries. In Hong Kong and Singapore, hubs of the global supply chain, annual output growth has recovered from a low of 1% to about 3% over the past year. While recent trends are encouraging, protectionist policies and geopolitical tensions are important issues we are monitoring carefully.

Mexico was targeted excessively during the election campaign, yet the Trump administration has toned down its rhetoric and has proposed only modest changes to the North American Free Trade Agreement. With a more benign stance from its northern neighbor, the Mexican Peso has rebounded nearly 10% this year. While China is also susceptible to the U.S. adopting a more confrontational stance, Chinese policymakers appear focused on managing its domestic economy towards more sustainable growth drivers. In 2016, China cut effective capacity for steel and coal production by about 6% and redirected capital toward environmental improvements; investment spending for pollution treatment and water management increased 40% and 20% respectively.

The Fund makes selective investments in Emerging Markets, located predominantly in Asia. We see sufficient supply to keep oil and metal prices constrained and retain an underweight position in commodity oriented countries, including Australia. The Fund did purchase Macquarie Group, an Australian financial services provider specializing in asset management. As the world’s largest infrastructure investor, Macquarie looks well positioned to benefit from a global expansion of public-private partnerships to develop assets including road and rail networks, airports, and renewable-energy projects.

BOSTON COMMON INTERNATIONAL FUND
Management Discussion

For the six months ended March 31, 2017, the Boston Common International Fund (the “International Fund”) returned 4.23%, while the MSCI EAFE Index returned 6.48% over the same time frame.

Going into November, the International Fund was well positioned for improving economic conditions, though it struggled amidst the unexpected U.S. election outcome and subsequent reaction in the international markets. Global investors responded positively to the election result, focusing on the pro-cyclical aspects of expected policy reform: increased infrastructure spending, lighter regulation, and lower taxes. High-quality growth factors (less financial leverage, more stable earnings, and end-market growth) came under pressure while low-quality value stocks appreciated. Specifically, faster projected growth and easing deflationary pressures boosted interest rates and commodity prices, which particularly helped low-quality banks and commodity producers rebound from depressed levels. 2017 has started off strong with many higher-quality companies rebounding after sitting out the year-end rally.  However, the strong relative performance since January was not enough to close the gap over the last six months.

Stock selection was the main detractor from relative returns on a sector and region basis. Over the last six months, the Financial Services sector was the largest detractor from the International Fund’s relative results. We had less exposure to highly levered European financials that benefited from improving risk appetite. Our Emerging Markets bank holdings declined on expectations for a tougher trade environment and a stronger Dollar. Rising interest rates helped some insurance companies like International Fund holding AXA, while historically strong Asian and Scandinavian insurance holdings, AIA Group and Gjensidige, retreated. The Consumer Discretionary sector was also a drag, with e-commerce holdings Rakuten and Naspers lagging as secular growth stocks fell out of favor and jewelry manufacturer Pandora’s growth momentum slowed. In the Materials sector, we had no exposure to the metals and mining industry (+17% over six months), which rallied with commodity prices. European environmental solutions provider Veolia reacted negatively to the changing market dynamics while several pharmaceutical holdings including Novartis in Switzerland, Teva in Israel, and Astellas in Japan declined in the face of more challenging near-term prospects. The International Fund’s allocation to Emerging Markets detracted from relative returns.

The International Fund’s overweight and stock selection in the Technology sector was a main contributor to relative performance. Strong financial results boosted Israeli security software provider Check Point Software and semiconductor equipment manufacturer ASML. Our underweight and stock selection in the Consumer Staples sector was another source of positive attribution, helped by British food and household product companies, such as

BOSTON COMMON INTERNATIONAL FUND

Unilever and Reckitt Benckiser.  Australian natural gas developer Origin Energy and Spanish integrated producer Repsol were strong performers and more than compensated for the International Fund’s underweight to the Energy sector. The Materials sector was another significant contributor led by Akzo Nobel, the Dutch paint company, which is the target of an acquisition bid. Other notable contributors include Japanese lens manufacturer Hoya and several European-based financial companies including Standard Chartered and Barclays PLC. The International Fund’s underweight to the United Kingdom was the primary driver of positive regional attribution.

The MSCI EAFE Index is trading at 14.8x forward earnings, below its 20-year average of 15.4x, with a dividend yield of 3.1%. According to consensus forecasts for high single digit earnings growth over the next three years, international equity valuations continue to look attractive. We are mindful of the risk that protectionist policies or political instability could disrupt the fundamental momentum.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The TOPIX 500 Index is a capitalization-weighted index designed to measure the performance of the 500 most liquid stocks with the largest market capitalization that are members of the TOPIX Index.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

Dividend Yield is a ratio that indicates how much a company pays out in dividends each year relative to its share price. It is calculated by dividing the annual dividends per share by the price per share.

Cash Flow is a revenue or expense stream that changes a cash account over a given period.

Boston Common Asset Management, LLC is the advisor to the Funds, which is distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION at March 31, 2017 (Unaudited)

Country	% of Net Assets*
Japan	19.2%
United Kingdom	13.2%
Germany	9.6%
Switzerland	8.1%
France	7.5%
Netherlands	6.6%
Spain	3.8%
Denmark	3.7%
Hong Kong	3.2%
Sweden	3.1%
Israel	2.7%
Australia	2.4%
Norway	1.9%
Finland	1.9%
Indonesia	1.8%
Singapore	1.7%
China	1.7%
Taiwan	1.4%
South Africa	1.3%
Republic of Korea	1.1%
Chile	1.0%
Portugal	1.0%

*	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares		Value

COMMON STOCKS – 95.4%

Consumer Discretionary – 14.3%
34,930	Bayerische Motoren
	Werke AG	$3,187,086
24,420	Coway Company Ltd.	2,102,373
90,559	JC Decaux SA	3,180,682
239,580	Melia Hotels
	International SA	3,294,392
15,355	Naspers Ltd. –
	Class N	2,645,856
245,800	Panasonic Corp.	2,781,770
15,940	Pandora A/S	1,764,213
77,400	ProSiebenSat.1
	Media SE	3,427,336
272,762	Rakuten, Inc.	2,740,612
21,895	Shimano, Inc.	3,206,919
		28,331,239
Consumer Staples – 6.5%
15	Barry Callebaut AG	19,613
430	Casino Guichard
	Perrachon SA	24,026
54,000	Kao Corp.	2,965,494
21,845	Reckitt Benckiser
	Group PLC	1,994,263
74,000	Shiseido
	Company Ltd.	1,947,731
117,780	Unilever NV – NYRS	5,851,310
		12,802,437
Energy – 3.3%
491,998	Origin Energy Ltd.*	2,646,549
135,372	Repsol SA	2,097,306
98,360	Statoil ASA – ADR	1,689,825
		6,433,680
Financials – 20.3%
619,850	AIA Group Ltd.	3,912,467
146,990	AXA SA	3,797,614
1,475,465	Barclays PLC	4,164,906
135,505	Gjensidige
	Forsikring ASA	2,064,295
560	HSBC Holdings
	PLC – ADR	22,859
89,895	Julius Baer
	Gruppe AG	4,490,798
30,180	Macquarie
	Group Ltd.	2,079,303
376,045	Mitsubishi UFJ
	Financial
	Group, Inc.	2,368,771
220,800	ORIX Corp.	3,277,232
3,567,600	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	3,473,838
77,360	Sampo Oyj – Class A	3,670,803
337,575	Standard Chartered
	PLC*	3,228,873
248,960	Svenska
	Handelsbanken AB –
	Class A	3,411,762
		39,963,521
Health Care – 12.5%
208,850	Astellas Pharma, Inc.	2,754,507
995	GlaxoSmithKline PLC	20,689
110,600	Hoya Corp.	5,343,174
55,866	Novartis AG – ADR	4,149,168
75,685	Novo Nordisk A/S –
	Class B	2,598,942
164,680	Roche Holding Ltd. –
	ADR	5,274,700
89,922	Smith & Nephew
	PLC – ADR	2,781,288
52,170	Teva Pharmaceutical
	Industries
	Ltd. – ADR	1,674,135
		24,596,603
Industrials – 12.9%
85,205	Atlas Copco AB –
	Class B	2,706,604
46,400	Daikin Industries	4,678,894
89,175	Gamesa Corporacion
	Tecnologica SA	2,109,425
77,140	Koninklijke
	Philips NV	2,478,074
13,405	Kubota Corp. – ADR	1,010,067
171,000	Kubota Corp.	2,577,565
37,180	Schneider Electric SE	2,731,576
44,700	Spirax-Sarco
	Engineering PLC	2,672,171
72,618	Wolseley PLC	4,572,128
		25,536,504

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 95.4% (Continued)

Information Technology – 9.6%
30,400	Alibaba Group
	Holding Ltd. – ADR	$3,278,032
23,538	ASML Holding
	NV – NYRS	3,125,846
35,685	Check Point Software
	Technologies Ltd.*	3,663,422
5,700	Keyence Corp.	2,286,685
39,440	SAP SE – ADR	3,871,825
84,525	Taiwan Semiconductor
	Manufacturing
	Company Ltd. – ADR	2,775,801
		19,001,611
Materials – 6.0%
22,194	Air Liquide SA	2,534,090
19,220	Akzo Nobel NV	1,591,110
64,336	Croda
	International PLC	2,873,651
73,035	Novozymes A/S –
	Class B	2,893,619
58,220	Sociedad Quimica y
	Minera de
	Chile SA – ADR	2,001,021
		11,893,491
Real Estate – 1.2%
925,000	Hang Lung
	Properties Ltd.	2,404,697

Telecommunication Services – 5.7%
520,605	BT Group PLC	2,078,835
206,850	Deutsche Telekom AG	3,624,568
1,216,800	Singapore
	Telecommunications
	Ltd.	3,409,882
28,389	Sunrise
	Communications
	Group AG	2,138,851
		11,252,136
Utilities – 3.1%
253,760	EDP Renovaveis SA	1,875,270
135,910	National Grid PLC	1,724,327
132,794	Veolia
	Environnement SA	2,490,143
		6,089,740
TOTAL COMMON STOCKS
(Cost $159,605,369)		188,305,659

PREFERRED STOCKS – 2.5%
Consumer Staples – 2.5%
38,550	Henkel AG &
	Company KGaA	4,941,168
TOTAL PREFERRED STOCKS
(Cost $3,166,440)		4,941,168

SHORT-TERM INVESTMENTS – 0.5%
Money Market Funds – 0.5%
1,062,948	Morgan Stanley
	Institutional Liquidity
	Funds – Treasury
	Portfolio –
	Institutional
	Class, 0.580%(1)	1,062,948
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,062,948)		1,062,948
TOTAL INVESTMENTS – 98.4%
(Cost $163,834,757)		194,309,775
Other Assets in Excess
of Liabilities – 1.6%		3,216,085
NET ASSETS – 100.0%		$197,525,860

ADR  American Depositary Receipt
NYRS  New York Registry Shares
*	Non-income producing security
(1)	Seven-day yield as of March 31, 2017

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P®”). GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Economic Outlook & Portfolio Strategy

This past March marked the 8th anniversary of the previous bear market’s trough (March 9, 2009). Since that point the Dow and S&P 500 have gained more than 200%, and the Nasdaq has surged over 360%.

A significant portion of the markets’ rise in recent years has come from multiple expansions rather than earnings growth, as monetary policy has been exceptionally stimulative in order to overcome the macroeconomic shock of the Great Recession.  However, as the era of unorthodox monetary stimulus winds down, we could see an end to the overarching importance of monetary policy to both risk assets and economic growth. Going forward, we believe earnings growth and dividends will be needed to justify further positive returns in U.S. equity markets.  There are several sources of economic support and some challenges facing U.S. corporations as they try to grow earnings from the current record levels of profitability.

The U.S. economy remains on a solid footing as it enters its eighth year of expansion; although some recent data points to late cycle challenges to growth. However, the new Administration has promised several pro-capital initiatives, including decreased taxes, reduced regulation, and infrastructure spending with the potential to support continued economic growth and further earnings increases.  In addition, there are signs that many of the most damaging economic policy initiatives contemplated by the new Administration, such as trade barriers and tariffs, will be watered down, resulting in a less negative impact on growth. This has calmed fears across the economic world.

Corporate earnings could see support from a few other sources as well.  Many European economies and several emerging markets increasingly provide vigor to global growth prospects, a benefit for many U.S. multinationals.  Global growth is projected to be close to 3%, with most areas of the world participating in a synchronized upswing.  Deflation fears are abating around the world, and signs of modest, if fragile, inflation are everywhere.

Improving consumer sentiment could help spur capital investment spending, which has been slow to emerge during this economic cycle.  Although recent Gross Domestic Product data looks soft, household balance sheets remain healthy, contributing to overall consumer confidence. Business confidence numbers have also risen strongly with the Purchasing Manager’s Index (PMI) returning to high levels last seen in 2014. A little bit of inflation can help companies raise prices, giving them the ability to pass on cost increases to customers. Unemployment is at 4.5%, the lowest level since the Great Recession, creating the conditions for wage costs to rise, though average hourly earnings have yet to reflect this.

BOSTON COMMON U.S. EQUITY FUND

As inflation has finally reached the Federal Reserve’s 2% target, the Fed has initiated steps to reverse the excessive liquidity that was needed to bring the economy back from the Great Recession. The latest two rate hikes reflect the desire of the monetary authority to move towards normalization.  After an initial surge, US bond yields have largely moved sideways.  The near-zero percent bond yields in other developed markets such as Europe and Japan have led to capital inflow, keeping yields here lower than they might otherwise be given current inflation and economic growth.

Macroeconomic concerns have dominated investor sentiment over these last years, creating very high levels of correlation among stocks within the financial markets, as the rising tide of monetary stimulus raised many boats.   This has worked to the detriment of diversification and active, research-driven stock selection.  Looking forward, given the many cross currents, economic and political, we anticipate the current environment to be one where active investors can add value through judgment and patience.

On the sector level, we took advantage of market strength to reduce our tactical overweight to Financials, following a strong run-up in Bank stocks, since November. After several years of improving balance sheets, capital ratios, healthy loan loss reserves and, more recently, an improving earnings environment, we felt that valuations had become too optimistic after the U.S. election. Recent data indicating slowing loan growth and a yield curve that is flattening, not steepening, may indicate future earnings that are not as positive as anticipated. However, since Financials are mainly U.S.-domiciled businesses, they would likely be a prime beneficiary of any tax cut, which is why we have not reduced bank exposure too much.

Over the last six months we used market strength to redistribute funds within sectors. In Consumer Discretionary, we reduced our exposure to housing by trimming Lowe’s and redirected the funds towards leisure & travel. We purchased Royal Caribbean Cruises (RCL), a global cruise vacation operator with an increased presence in Asian destinations, targeting the growing population of affluent Asian customers.  After a period of heavy capital investment in its fleet, RCL’s building schedule is experiencing a pause. This should allow marked improvement in cash flow over the next few years.  In the Industrial sector, we reduced our exposure to Snap-On Inc., as its major end market, auto repair and maintenance shops could potentially face headwinds as used car prices may come under pressure. The proceeds were reallocated, in part, to railroad Kansas City Southern, whose stock price still reflects a worst-case scenario for trade with Mexico. We also added a new position, Southwest Airlines. Southwest Airlines is a U.S. carrier with a strong balance sheet, mainly

BOSTON COMMON U.S. EQUITY FUND

operating domestic routes. We believe the company will benefit from a pickup in U.S. economic growth.

In the Tech sector, we sold out of our holding in PayPal, reducing our industry exposure to IT services & payments. We reallocated the funds to Alphabet and Oracle, as both continued to benefit from the growth in cloud computing. We remain underweight in large integrated oil & gas corporations but now are overweight in specialty chemical stocks with a recent purchase of Albemarle Corp. The transportation sector is currently responsible for over 20% of CO2 emissions globally. However, next-generation technologies such as electric vehicles are likely to gain market share and change the industry’s emissions profile.  Albemarle is the best (and largest) U.S. public company that produces lithium compounds used to make lithium-ion batteries, which is the leading technology for electric vehicle and grid storage batteries. Lithium-ion battery production is expected to grow exponentially and as the #1 lithium producer globally, Albemarle is well situated to potentially benefit from rising prices and improved profitability, with demand expected to outstrip supply for the intermediate term.

Defensive sectors such as real estate, utilities, and telecom carry a small overweight.

BOSTON COMMON U.S. EQUITY FUND

Management Discussion

Over the past six months ending March 31, 2017, the Boston Common U.S. Equity Fund (the “U.S. Equity Fund”) returned 7.15%.  The S&P 500 Index returned 10.12% during the same time period. The U.S. Equity Fund experienced strong absolute returns but lagged the S&P 500 in relative terms, as October and November proved to be challenging months.

October’s performance was hurt by disappointing earnings reports and forward guidance from a few portfolio companies. In November, and especially after the U.S. elections, the U.S. Equity Fund did not keep up with the sharp rise in certain sectors and industry groups. Equity markets experienced a sharp directional change as investors quickly placed a positive spin on U.S. election results. Broadly, lower-quality value stocks outperformed higher-quality growth factors, and small-cap stocks fared dramatically better than large-cap names.  The Fund was not positioned to benefit as investor preference shifted in style and industry terms. In other words, much of the lag in relative performance during November can be attributed to what the portfolio did not own rather than what it did own. By December, these divergences had abated and the U.S. Equity Fund’s performance has matched the continued rise in the U.S. markets since.

Stock selection detracted from relative performance. The Industrials and Materials sectors were a main source of relative weakness.  To date, our focus has been on less cyclically oriented companies, such as professional service companies with more stable end markets, steering away from the deeper cyclical stocks. However, during this period, equities within the construction machinery, metals & mining, and commodity chemicals experienced a very strong rebound from low levels. Consumer media ratings company Nielsen Holdings was among the U.S. Equity Fund’s worst performers after having outperformed over the previous 12 months, an example of investors moving away from soft cyclicals.

In the more defensive, higher-yielding sectors, stock selection again hurt relative performance. In an environment where interest rates are projected to rise and growth expectations remain robust, investors moved away from higher-yielding defensive stocks like Verizon. Several holdings with exposure to Renewable Energy in different sectors from Utilities to Technology to Real Estate were overly impacted as investors sold in anticipation of changes to U.S. environmental policy. First Solar, included in the Technology sector, was one of the U.S. Equity Fund’s poorest performing holdings, hurt not only by negative investor perception but by reduced near-term outlook. It has since been sold.

In Technology, the U.S. Equity Fund benefited from strong stock selection with top performing holdings Apple Inc., Check Point Software, and Microsoft. Within Consumer Discretionary, the prospects for increased earnings

BOSTON COMMON U.S. EQUITY FUND

expectations helped home retailer Lowe’s, internet travel company Priceline Group, and media and entertainment giant Disney move to near or all-time highs. From an allocation perspective, the U.S. Equity Fund’s tactical overweight to Financials was a positive for relative performance, with six of the U.S. Equity Fund’s top performing holdings coming from this sector, including regional bank holdings like PNC Financial Services Group, First Republic Bank, and Fifth Third Bancorp.  Reflecting the recent weakness in oil prices, performance was positively impacted by the underweight to the Energy sector.

On most metrics equity valuations remain higher than in the recent past.  To move higher the market will require support from earnings growth, low long-term interest rates, and continued economic strength.  We remain interested in identifying pockets of earnings growth and dividend streams that should outperform against this backdrop. We continue to maintain a diversified approach to portfolio construction, always with an emphasis on well-managed sustainable companies with strong cash flows and relative earnings stability.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The Dow refers to the Dow Jones Industrial Average. It is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The S&P 500 Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Nasdaq is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

BOSTON COMMON FUNDS

Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment. The purpose of the PMI is to provide information about current business conditions to company decision makers, analysts and purchasing managers.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt.

Cash Flow is a revenue or expense stream that changes a cash account over a given period.

Boston Common Asset Management, LLC is the advisor to the Funds, which is distributed by Quasar Distributors, LLC.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION at March 31, 2017 (Unaudited)

Sector	% of Net Assets*
Information Technology	21.7%
Health Care	14.6%
Consumer Discretionary	12.1%
Financials	11.4%
Industrials	10.0%
Consumer Staples	8.3%
Materials	5.0%
Real Estate	4.9%
Energy	3.6%
Utilities	3.3%
Telecommunication Services	2.7%

*	Excludes short-term investments and liabilities in excess of other assets.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares		Value

COMMON STOCKS – 97.6%

Consumer Discretionary – 12.1%
1,725	Advance Auto
	Parts, Inc.	$255,748
700	Chipotle Mexican
	Grill, Inc.*	311,864
146	Discovery
	Communications,
	Inc. – Class A*	4,247
1,750	Ford Motor Company	20,370
3,840	Home Depot, Inc.	563,827
13,275	The Interpublic Group
	of Companies, Inc.	326,167
5,860	Lowe’s Companies, Inc.	481,751
1,440	Mohawk
	Industries, Inc.*	330,466
250	The Priceline
	Group, Inc.*	444,992
3,140	Royal Caribbean
	Cruises Ltd	308,065
110	VF Corp.	6,047
5,510	Walt Disney Company	624,779
		3,678,323
Consumer Staples – 8.3%
4,975	Colgate-Palmolive
	Company	364,120
1,680	Costco
	Wholesale Corp.	281,719
4,490	CVS Health Corp.	352,465
5,105	The Estee Lauder
	Companies, Inc. –
	Class A	432,853
9,085	Mondelez International,
	Inc. – Class A	391,382
4,620	PepsiCo, Inc.	516,793
2,020	Procter & Gamble
	Company	181,497
		2,520,829
Energy – 3.6%
3,650	Apache Corp.	187,574
2,720	Cimarex
	Energy Company	325,013
148	Enbridge, Inc.	6,192
5,995	EOG Resources, Inc.	584,812
		1,103,591
Financials – 11.4%
2,495	Aon PLC	296,132
3,315	CME Group, Inc.	393,822
14,215	Fifth Third Bancorp	361,061
3,465	First Republic Bank	325,052
11,575	JP Morgan Chase
	& Company	1,016,748
11,280	Morgan Stanley	483,235
3,745	Northern Trust Corp.	324,242
2,305	PNC Financial
	Services Group, Inc.	277,153
		3,477,445
Health Care – 14.6%
7,155	Baxter
	International, Inc.	371,058
1,575	Biogen, Inc.*	430,636
6,965	Bristol-Myers
	Squibb Company	378,757
4,755	Gilead Sciences, Inc.	322,960
6,400	Johnson & Johnson	797,120
10,080	Merck & Company, Inc.	640,483
1,145	Regeneron
	Pharmaceuticals, Inc.*	443,699
9,810	Roche Holding
	Ltd. – ADR	314,214
1,995	UnitedHealth
	Group, Inc.	327,200
3,380	Zimmer Biomet
	Holdings, Inc.	412,732
		4,438,859
Industrials – 10.0%
2,455	3M Company	469,715
4,555	Carlisle
	Companies, Inc.	484,698
2,600	Equifax, Inc.	355,524
4,690	Kansas City Southern	402,214
8,625	Nielsen Holdings PLC	356,299
2,102	Snap-on, Inc.	354,544
4,180	Southwest Airlines
	Company	224,717
1,660	W.W. Grainger, Inc.	386,382
		3,034,093
Information Technology – 21.7%
9	Alphabet, Inc. –
	Class A*	7,630

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 97.6% (Continued)

Information Technology – 21.7% (Continued)
1,314	Alphabet, Inc. –
	Class C*	$1,090,042
12,905	Apple, Inc.	1,853,932
2,775	ASML Holding NV –
	NYRS	368,520
5,335	Check Point Software
	Technologies Ltd.*	547,691
7,115	Cognizant Technology
	Solutions – Class A*	423,485
9,175	Fitbit, Inc. – Class A*	54,316
17,035	Microsoft Corp.	1,121,925
12,250	Oracle Corp.	546,473
6,700	Visa, Inc. – Class A	595,429
		6,609,443
Materials – 5.0%
2,895	Albemarle Corp.	305,828
3,905	AptarGroup, Inc.	300,646
3,125	Ecolab, Inc.	391,687
1,725	International Flavors
	& Fragrances, Inc.	228,614
2,710	PPG Industries, Inc.	284,767
		1,511,542
Real Estate – 4.9%
6,455	Crown Castle
	International
	Corp. –REIT	609,675
15,255	Hannon Armstrong
	Sustainable
	Infrastructure Capital,
	Inc. – REIT	308,151
3,180	Jones Lang
	LaSalle, Inc.	354,411
1,225	Simon Property
	Group, Inc. – REIT	210,737
		1,482,974
Telecommunication Services – 2.7%
16,725	Verizon
	Communications, Inc.	815,344

Utilities – 3.3%
17,585	8point3 Energy
	Partners LP	238,628
10,765	Avangrid, Inc.	460,096
4,825	National Grid
	PLC – ADR	306,291
		1,005,015
TOTAL COMMON STOCKS
(Cost $22,869,228)		29,677,458

SHORT-TERM INVESTMENTS – 3.5%
Money Market Funds – 3.5%
1,049,714	Morgan Stanley
	Institutional Liquidity
	Funds – Treasury
	Portfolio –
	Institutional
	Class, 0.580%(1)	1,049,714
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,049,714)		1,049,714
TOTAL INVESTMENTS – 101.1%
(Cost $23,918,942)		30,727,172
Liabilities in Excess
of Other Assets – (1.1)%		(332,746)
NET ASSETS – 100.0%		$30,394,426

ADR  American Depositary Receipt
NYRS  New York Registry Shares
REIT  Real Estate Investment Trust
*	Non-income producing security
(1)	Seven-day yield as of March 31, 2017

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P®”). GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2017 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value (cost $163,834,757
and $23,918,942, respectively)	$194,309,756	$30,727,172
Cash	6,107	—
Receivables:
Investment securities sold	2,215,009	44,065
Fund shares sold	177,410	—
Dividends and interest	1,082,872	34,618
Prepaid expenses	22,659	19,672
Total assets	197,813,813	30,825,527

LIABILITIES
Payables:
Fund shares redeemed	58,377	384,483
Investment advisory fees, net	156,112	9,823
Custody fees	6,746	2,932
Administration & accounting fees	32,461	12,293
Reports to shareholders	10,166	390
Transfer agent fees	5,047	3,346
Audit fees	11,374	11,374
Chief Compliance Officer fees	1,652	1,620
Trustee fees	3,486	3,019
Other accrued expenses	2,532	1,821
Total liabilities	287,953	431,101
NET ASSETS	$197,525,860	$30,394,426

COMPONENTS OF NET ASSETS
Paid-in capital	$182,317,030	$23,046,588
Undistributed (accumulated) net
investment income (loss)	(303,721)	80,740
Undistributed (accumulated) net realized
gain (loss) on investments	(14,946,130)	446,743
Net unrealized appreciation on investments	30,474,999	6,820,355
Net unrealized depreciation on foreign currency
and translation of other assets and liabilities
in foreign currency	(16,318)	—
Net assets	$197,525,860	$30,394,426
Net assets value (unlimited shares authorized):
Net assets	$197,525,860	$30,394,426
Shares of beneficial interest issued and outstanding	7,373,025	784,204
Net asset value, offering and
redemption price per share	$26.79	$38.76

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2017 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $194,689 and $1,478, respectively)	$1,544,939	$272,278
Interest	5,286	1,103
Total investment income	1,550,225	273,381
Expenses:
Investment advisory fees	860,988	102,343
Administration & accounting fees	100,604	37,229
Custodian fees	35,494	5,219
Transfer agent fees	16,882	10,518
Printing and mailing expense	16,566	353
Professional fees	15,557	16,170
Registration fees	12,467	13,192
Miscellaneous expenses	7,666	3,094
Trustees fees	7,296	7,879
Chief Compliance Officer fees	4,878	4,847
Insurance expenses	1,714	1,201
Interest expenses	1,092	—
Total expenses	1,081,204	202,045
Less: fees waived	—	(65,587)
Net expenses	1,081,204	136,458
Net investment income	469,021	136,923

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(2,266,406)	432,215
Net change in unrealized appreciation/depreciation
of investments and foreign currency	10,171,887	1,363,129
Net realized and unrealized gain on
investments and foreign currency	7,905,481	1,795,344
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$8,374,502	$1,932,267

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2017	September 30,
	(Unaudited)	2016
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$469,021	$2,670,396
Net realized loss on investments
and foreign currency	(2,266,406)	(5,161,347)
Net change in unrealized appreciation/depreciation
of investments and foreign currency	10,171,887	19,478,201
Net increase in net assets
resulting from operations	8,374,502	16,987,250

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,942,050)	(2,091,961)
From net realized gain	—	—
Total distributions to shareholders	(2,942,050)	(2,091,961)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions (a)	(3,238,524)	952,156

Total increase in net assets	2,193,928	15,847,445

NET ASSETS
Beginning of period/year	195,331,932	179,484,487
End of period/year	$197,525,860	$195,331,932
Undistributed (accumulated)
net investment income (loss)	$(303,721)	$2,169,308

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
	Shares	Amount	Shares	Amount
Shares sold	1,136,028	$29,031,331	1,998,968	$49,579,070
Shares issued to holders
in reinvestment
of distributions	87,167	2,130,364	62,730	1,570,754
Shares redeemed (b)	(1,328,051)	(34,400,219)	(2,010,825)	(50,197,668)
Net increase (decrease)	(104,856)	$(3,238,524)	50,873	$952,156
Beginning shares	7,477,881		7,427,008
Ending shares	7,373,025		7,477,881

(b)	Net of redemption fees of $78 and $6,262, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2017	September 30,
	(Unaudited)	2016
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$136,923	$249,445
Net realized gain on investments
and foreign currency	432,215	323,876
Net change in unrealized appreciation/depreciation
of investments and foreign currency	1,363,129	3,646,839
Net increase in net assets
resulting from operations	1,932,267	4,220,160

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(224,180)	(246,264)
From net realized gain	(272,713)	(6,625)
Total distributions to shareholders	(496,893)	(252,889)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions (a)	2,476,624	(4,233,119)

Total increase (decrease) in net assets	3,911,998	(265,848)

NET ASSETS
Beginning of period/year	26,482,428	26,748,276
End of period/year	$30,394,426	$26,482,428
Undistributed net investment income	$80,740	$167,997

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
	Shares	Amount	Shares	Amount
Shares sold	82,829	$3,134,803	129,025	$4,428,876
Shares issued to holders
in reinvestment
of distributions	12,123	446,872	6,683	229,429
Shares redeemed (b)	(29,391)	(1,105,051)	(247,523)	(8,891,424)
Net increase (decease)	65,561	$2,476,624	(111,815)	$(4,233,119)
Beginning shares	718,643		830,458
Ending shares	784,204		718,643

(b)	Net of redemption fees of $40 and $8,139, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning
of period/year	$26.12	$24.17	$27.86	$28.03	$23.73	$20.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.06	0.35	0.31	0.69	0.36	0.36
Net realized and unrealized
gain (loss) on investment	1.01	1.88	(3.01)	(0.21)	4.12	2.79
Total from
investment operations	1.07	2.23	(2.70)	0.48	4.48	3.15

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.40)	(0.28)	(0.52)	(0.49)	(0.18)	(0.08)
Distributions from net
realized gain	—	—	(0.47)	(0.16)	—	—
Total distributions	(0.40)	(0.28)	(0.99)	(0.65)	(0.18)	(0.08)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of period/year	$26.79	$26.12	$24.17	$27.86	$28.03	$23.73
Total return	4.23%[3]	9.26%	(9.96)%	1.65%	18.99%	15.27%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$197,526	$195,332	$179,484	$205,335	$167,692	$95,418
Ratios to average net assets
Expenses before fees
waived/recouped	1.13%[4]	1.12%	1.12%	1.09%	1.18%	1.54%
Expenses after fees
waived/recouped	1.13%[4]	1.12%	1.12%	1.17%	1.24%	1.35%
Net investment income
before fees
waived/recouped	0.49%[4]	1.40%	1.14%	2.46%	1.46%	1.39%
Net investment income
after fees
waived/recouped	0.49%[4]	1.40%	1.14%	2.38%	1.40%	1.58%
Portfolio turnover rate	18%[3]	32%	31%	24%	24%	33%

[1]	Calculated using average shares outstanding method.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended					Period
	March 31,					Ended
	2017	Year Ended September 30,				September 30,
	(Unaudited)	2016	2015	2014	2013	2012[1]
Net asset value, beginning
of period/year	$36.85	$32.21	$33.88	$30.13	$25.76	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.19	0.29	0.28	0.34	0.26	0.07
Net realized and unrealized
appreciation gain (loss)
on investments	2.41	4.65	(1.18)	4.62	4.26	0.69
Net increase (decrease) in
net assets resulting
from operations	2.60	4.94	(0.90)	4.96	4.52	0.76

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.31)	(0.29)	(0.27)	(0.23)	(0.12)	—
Distributions from net
realized gain	(0.38)	(0.01)	(0.50)	(0.98)	(0.03)	—
Total distributions	(0.69)	(0.30)	(0.77)	(1.21)	(0.15)	—
Paid-in capital
from redemption fees	0.00 [3]	0.00 [3]	—	—	—	—
Net asset value,
end of period/year	$38.76	$36.85	$32.21	$33.88	$30.13	$25.76
Total return	7.15%[4]	15.41%	(2.81)%	16.73%	17.65%	3.04%[4]

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$30,394	$26,482	$26,748	$23,008	$10,920	$3,566
Ratios to average net assets
Expenses before
fees waived	1.48%[5]	1.35%	1.39%	1.65%	3.09%	13.94%[5]
Expenses after fees waived	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%[5]
Net investment income (loss)
before fees waived	0.54%[5]	0.49%	0.42%	0.39%	(1.14)%	(12.27)%[5]
Net investment income
after fees waived	1.02%[5]	0.84%	0.81%	1.04%	0.95%	0.67%[5]
Portfolio turnover rate	11%[4]	29%	26%	21%	26%	10%[4]

[1]	Fund commenced operations on April 30, 2012.
[2]	Calculated using average shares outstanding method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

The Boston Common International Fund (the “International Fund”) and the Boston Common U.S. Equity Fund (the “U.S. Equity Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open- end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in  the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2017. See the Schedules of Investments for sector breakouts.

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$41,169,300	$147,136,359	$—	$188,305,659
Preferred Stocks	—	4,941,168	—	4,941,168
Short-Term
Investments	1,062,948	—	—	1,062,948
Total Investments
in Securities	$42,232,248	$152,077,527	$—	$194,309,775

There were no transfers into or out of Levels 1, 2 or 3 at March 31, 2017. It is the Fund’s policy to recognize transfers at the end of each reporting period.

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$29,677,458	$—	$—	$29,677,458
Short-Term
Investments	1,049,714	—	—	1,049,714
Total Investments
in Securities	$30,727,172	$—	$—	$30,727,172

There were no transfers into or out of Levels 1, 2 or 3 at March 31, 2017. It is the Fund’s policy to recognize transfers at the end of each reporting period.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

The U.S. Equity Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The U.S. Equity Fund may invest, at the time of purchase, up to 10% of the U.S. Equity Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the U.S. Equity Fund’s exposure to certain selected securities. The U.S. Equity Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the U.S. Equity Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the U.S. Equity Fund’s participation in a market advance. During the six months ended March 31, 2017, the U.S. Equity Fund did not invest in options.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that  arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. At September 30, 2016, the Funds had no post-October losses. At September 30, 2016, the International Fund had total capital loss carryforwards of $11,399,910, which consisted of short-term capital loss carryforwards of $3,465,487 and long-term capital loss carryforwards of $7,934,423. At September 30, 2016, the U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of March 31, 2017, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2017, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REIT’s are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees  are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

J.	Shareholder Meeting. At a special meeting of the shareholders held on October 28, 2016, the Funds’ shareholders voted to approve a new investment advisory agreement between the Trust, on behalf of the

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

Funds, and the Advisor. At the meeting, shareholders approved the proposal as follows:

Fund	For %	Against %	Abstain %
International Fund	99.98%	0.00%	0.02%
U.S. Equity Fund	100.00%	0.00%	0.00%

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under each Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.90% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the six months ended March 31, 2017, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% of each Fund’s average daily net assets for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Upon Board approval, the Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses reimbursed prior to the end of the three fiscal years after payment.  At March 31, 2017, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the U.S. Equity Fund that may be reimbursed was $388,851. The Advisor may recapture a portion of the above amount no later than the dates stated below:

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2017	$110,156
September 30, 2018	$108,554
September 30, 2019	$104,554
September 30, 2020	$65,587

Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. The amount of fees and expenses waived and reimbursed by the Advisor during the six months ended March 31, 2017 are disclosed in the Statements of Operations.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the six months ended March 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank,  NA (the “Custodian”) serves as custodian to the Funds. Both the Distributor  and Custodian are affiliates of USBFS.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2017, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
International Fund	$33,545,552	$38,922,602
U.S. Equity Fund	$ 4,940,748	$ 3,070,599

For the six months ended March 31, 2017, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2017 (estimated) and the year ended September 30, 2016 were as follows:

	Six Months	Fiscal Year
	Ended	Ended
	March 31, 2017	Ended 2016
International Fund
Ordinary Income	$2,942,050	$2,091,961
Long-term capital gain	—	—
U.S. Equity Fund
Ordinary Income	$ 224,180	$ 246,624
Long-term capital gain	272,713	6,625

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2016 were as follows:

International Fund
Cost of investments	$172,382,717
Gross tax unrealized appreciation	33,948,501
Gross tax unrealized depreciation	(15,704,741)
Net tax unrealized appreciation	18,243,760
Undistributed ordinary income	2,942,050
Undistributed long-term capital gain	—
Total distributable earnings	2,942,050
Other accumulated losses	(11,409,432)
Total accumulated gains	$9,776,378

U.S. Equity Fund
Cost of investments	$21,036,557
Gross tax unrealized appreciation	5,848,010
Gross tax unrealized depreciation	(433,820)
Net tax unrealized appreciation	5,414,190
Undistributed ordinary income	369,188
Undistributed long-term capital gain	129,086
Total distributable earnings	498,274
Other accumulated losses	—
Total accumulated gains	$5,912,464

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2017 (Unaudited) (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank NA has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Loan activity for the six months ended March 31, 2017, was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum Available Credit	$10,000,000	$2,000,000
Largest Amount Outstanding
On an Individual Day	$ 7,578,000	—
Average Daily Loan Outstanding	$ 128,143	—
Interest Expense	$ 2,506	—
Loan Outstanding as of
March 31, 2017	—	—
Average Interest Rate	3.50%	—

Interest expenses for the six months ended March 31, 2017 are disclosed in the Statements of Operations.

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2017 (Unaudited)

As a shareholder of the International Fund and U.S. Equity Fund (the “Funds,” or individually, the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/16 – 3/31/17).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but is not limited to, investment advisory fees, administration and accounting fees, administration fees, custodian fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is  not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2017 (Unaudited) (Continued)

compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/16	3/31/17	10/1/16 – 3/31/17*
Actual	$1,000.00	$1,042.30	$5.75
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.30	$5.69

*
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six month period of 1.13% multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one half year period).

U.S. Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/16	3/31/17	10/1/16 – 3/31/17**
Actual	$1,000.00	$1,071.50	$5.16
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04

**
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one half year period).

BOSTON COMMON FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ web site at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to each Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor

BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date    June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date    June 6, 2017

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich
Treasurer/Principal Financial Officer

Date    June 6, 2017

* Print the name and title of each signing officer under his or her signature.